Third Quarter FY14 Earnings Presentation Bristow Group Inc. February 7, 2014 Exhibit 99.1

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Bristow

Third quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash;
plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward, our business model and our operational excellence initiative; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; expected input of our investment in Eastern Airways; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services; fluctuations in worldwide prices of and demand for natural gas and oil;
fluctuations in levels of natural gas and oil exploration and development activities; the impact of competition; actions by customers; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and our
Quarterly Report on Form 10-Q for the quarter ended December 31, 2013. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive Officer comments Bill Chiles, President and CEO

3
2
1
0
0.54
0.53
0.53
0.96
0
FY10
FY11
FY12
FY13
YTD FY14

1.5
1
0.5
0
0.19
0.17
0.16
1.26
0.59
0.40
0.59
0.58
0.44
0.41
0.36
0.32
J
F
M
A
M
J
J
A
S
O
N
D

2
1.5
1
0.5
0
0.28
0.28
0.26
1.57
0.74
0.50
0.66
0.64
0.54
0.46
0.40
0.35
J
F
M
A
M
J
J
A
S
O
N
D

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate* per 200,000
man hours (cumulative)
Lost Work Case Rate
*
per 200,000
man hours (cumulative)
Commercial Air Accident Rate
*
per 100,000
flight hours (fiscal year)
FY13 FY14
FY13 FY14

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q3 FY14 highlights
* Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended December 31, 2013.
**  Please see our earnings release for more information regarding earnings guidance.
•
Q3 operating revenue of $373.6M (7.8% increase from Q3 FY13, 1.3% decrease from Q2 FY14)
•
Q3 GAAP EPS of $0.51 (49% decrease from Q3 FY13, 83.1% decrease from Q2 FY14)
•
Q3 adjusted EPS* of $0.85 (27.4% decrease from Q3 FY13, 33.1% decrease from Q2 FY14)
•
Q3 adjusted EBITDAR* of $100.7M (7.8% decrease from Q3 FY13,
7.2%
decrease
from Q2 FY14)
•
Good top-line growth in Q3 FY14 with a decrease in adjusted EBITDAR and adjusted
EPS driven by contract start up timing, increases in maintenance and other expenses
•
GAAP EPS of $0.51 includes the impact of a tax payment Líder made to the Brazilian government equal to $0.34 per share; adjusted EPS is $0.85
•
Total liquidity was $617.2 million even after year-to-date ~$526.0 million capex
•
Adjusted EPS guidance for full FY14 is reaffirmed at $4.25 - $4.55** with costs incurred in Q3 expected to be recovered in Q4 FY14 as several a/c begin revenue service

Stavanger
Bergen
Hammerfest
Bronnoysund
Scatsta
Sumburgh
Stornoway
Aberdeen
Humberside
Norwich
Norway
UK

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe contributed 44% of Bristow operating revenue
and 48% of adjusted EBITDAR* in Q3 FY14
•
Operating revenue increased to $158.5M in Q3 FY14
from $124.4M in Q3 FY13 with the net addition of
eight LACE and an overall increase in activity under
new contracts over the comparable quarter
•
Adjusted EBITDAR increased to $56.0M in Q3 FY14
from $49.1M in Q3 FY13 but adjusted EBITDAR
margin decreased to 35.3% in Q3 FY14 from 39.5%
in Q3 FY13 due to higher maintenance and salary
costs
Outlook:
New oil and gas presence in Sumburgh positions us
for new growth opportunities west of Shetlands
Tenders for four LACE are ongoing in the UK and
two new technology SAR a/c in the Netherlands
expected in FY15
Industry-wide UK Parliamentary inquiry on
helicopter safety is ongoing
FY14 adjusted EBITDAR margin expected
to be ~ mid thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

15° W
10° W
5° W
0°
5° E
S92 Base
AW189 Base
S92
AW189
UK SSR
SUMBURGH
2 x S92
SUMBURGH
60° N
STORNOWAY
3 x S92
(1 for training
and backup)
STORNOWAY
INVERNESS
3 x AW189
(1 for training
and backup)
INVERNESS
Plockton
Glenmore
Braemar
Ft William
Oban
Killin
UK SSR
PRESTWICK
2 x AW189
PRESTWICK
55° N
HUMBERSIDE
Leeds Bradford
CAERNARFON
HUMBERSIDE
2 x S92
CAERNARFON
2 x S92
Ireland
SSR
CARDIFF
2 x AW189
CARDIFF
MANSTON
MANSTON
2 x AW189
Southampton
NEWQUAY
NEWQUAY
2 x S92
LEE-ON-SOLENT
50° N
LEE-ON-SOLENT
2 x AW189
UK SSR
45° N

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

UK SAR update
• From the start of the GAP SAR contract in
June 1, 2013 through December 31, 2013, we
have conducted 169 missions and rescued
and/or assisted 151 persons
• Sumburgh and Stornoway bases generated
$12.1M of revenue in Q3 FY14 and $25.1M
since the beginning of the contract
• Construction of first two UK SAR bases in
Inverness and Humberside to commence
in Q4 FY14
Outlook:
Assigned purchase contract for seven SAR
S-92s this quarter as part of completing the
leases for all 11 S-92s expected in
Q4 FY14
Expect to complete lease financing of the
remaining seven SAR a/c by Q4 FY15

Eastern
airways

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

CHANGE:
Bristow Helicopters is making an investment in Eastern Airways, a UK regional fixed-wing oil and gas focused transport company
• Bristow Helicopters Limited (Bristow Helicopters)
purchased a 60% interest in the privately owned
Eastern Airways International Limited (Eastern
Airways)
• Eastern Airways is a regional fixed-wing operator
with both charter and scheduled flights servicing
UK oil and gas industry transport from its main
operational hub in Aberdeen
• Bristow Helicopters investment is £27M with a
possible £6M earn out over three years and
includes:
A 60% interest in Eastern Airways with
proportional voting and economic rights, with
the existing owners retaining the remaining
40%
30 fixed-wing aircraft
Financial results from Eastern Airways will be
consolidated within Bristow’s EBU
This investment will strengthen our ability to provide a complete suite of point-
to-point transportation services for our existing European based passengers

Vagar
(Faroe Islands)
Scatsta
Sumburgh
Stornoway
Wick
Stavanger
Aberdeen
Donegal
Newcastle
Durham Tees Valley
Leeds Bradford
Humberside
East Midlands
Birmingham
Norwich
Cardiff
Southampton

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Charter services Scheduled services
Eastern Airways provides scale, stability and positive financial impact (with less capital) for EBU
This investment expands helicopter services in certain areas like the Shetland Islands and will create a more integrated logistics solution for our global clients
• Bristow Helicopters and Eastern Airways are
culturally aligned with shared core values of
safety, quality and service
• Bristow Helicopters and Eastern Airways have a
long standing relationship working together on
several contracts, including the IAC Scatsta contract
• Bristow Helicopters and Eastern Airways
together are positioned to facilitate and expand
passengers’ transport experience from home to
offshore bases, a market niche underserved by
major airlines
• Eastern Airways has recently been awarded
a contract by a major oil company to provide fixed
wing services to Sumburgh to be combined with
separately awarded Bristow Helicopters contract
• Financially relatively small investment with
expected positive EBITDAR, BVA and EPS impact
See 10-Q Note 2 “Variable interest entities and other investments in significant affiliates” for more information

Escravos
Warri Texaco
Port Harcourt NAF
Eket
Lagos
Nigeria
Port Harcourt

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria contributed 22% of Bristow operating
revenue and 23% of adjusted EBITDAR* in
Q3 FY14
•
Operating revenue increased by 3.8% to $79.4M in
Q3 FY14 from $76.5M in Q3 FY13 due to improved
pricing, ad hoc flying and increased activity
•
Adjusted EBITDAR decreased slightly to $26.6M in
Q3 FY14 from $26.8M in Q3 FY13 and adjusted
EBITDAR margin decreased to 33.5% in Q3 FY14
vs. 35.0% in Q3 FY13 due to an increase in salaries
and benefits
Outlook:
New projects still on hold pending the clarification
of the Petroleum Industry Bill
Continued renewal of existing contracts
Tenders for new a/c are expected to be issued in
Q1 FY15
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY14 adjusted EBITDAR margin
expected to be ~ low thirties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
North America contributed 15% of Bristow operating
revenue and 16% of adjusted EBITDAR* in Q3 FY14
•
Operating revenue decreased to $54.9M in Q3 FY14
from $59.3M in Q3 FY13 primarily due to a decline in
the number of small a/c on contract
•
Adjusted EBITDAR increased 5% to $18.2M in
Q3 FY14 vs. $17.3M in Q3 FY13 and adjusted
EBITDAR margin increased to 33.1% vs. 29.1% in
Q3 FY13 due to higher equity earnings from our
investment in Cougar
Outlook:
Expecting to exit completely out of our non-core
business in Alaska by Q2 FY15
We continue to divest small a/c as part of our
restructuring to serve clients’ deep water needs
Tender issued by major IOC for a long term
contract of two to three LACE with a start date in
Q4 FY15
FY14 adjusted EBITDAR margin
expected to be ~ low thirties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Bristow operated bases
Cougar operated bases

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Karratha
Oakey
Varanus Is
Barrow Is
Australia
Exmouth
Learmonth
Perth
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia contributed 10% of Bristow operating
revenue and 4% of adjusted EBITDAR* in
Q3 FY14
•
Operating revenue decreased to $34.6M in
Q3 FY14 from $41.6M in Q3 FY13 due to the
ending of short term contracts and the negative
impact of foreign currency exchange rates
•
Adjusted EBITDAR decreased to $5.2M in
Q3 FY14 from $11.4M in Q3 FY13 and adjusted
EBITDAR margin decreased to 15.0% in Q3 FY14
from 27.3% in Q3 FY13 due to costs incurred in
anticipation of contracts that are due to start in
Q4 FY14 and FY15, including INPEX
Outlook:
Two LACE arrived in the region and have
started new work
New oil and gas SAR opportunities
Awaiting award decision for three LACE for
exploration opportunity in the Great Australian
Bight starting in January 2016
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Great
Australian
Bight
FY14 adjusted EBITDAR margin
expected to be ~ low twenties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Other International (OIBU)
Other International (OIBU)
•
Other International contributed 9% of Bristow operating
revenue and 9% of adjusted EBITDAR* in Q3 FY14
•
Operating revenue decreased to $30.8M in Q3 FY14 vs.
$32.0M in Q3 FY13 due to a decline in aircraft on contract
in Malaysia
•
Adjusted EBITDAR decreased to $10.2M in Q3 FY14 from
$17.8M in Q3 FY13 and adjusted EBITDAR margin
decreased to 33.2% in Q3 FY14 from 55.7% in Q3 FY13
due to a decline in aircraft on contract in Malaysia, a change in the Líder equity pickup and costs incurred in Tanzania
mobilization that will be recovered in the future periods
•
A loss in unconsolidated earnings from Líder of $17.1M in
Q3 FY14 vs. $4.2M earnings in Q3 FY13 due to a $19.3M
reduction in earnings resulting from a tax payment Líder
made to the Brazilian government
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Consolidated in OIBU
Unconsolidated Affiliate
Outlook:
FY14 adjusted EBITDAR margin expected to be ~ low to mid forties
Additional new opportunities in North and East African markets and Russia
Two additional AW139 a/c are being deployed to Trinidad as part of the fleet renewal
Petrobras is expected to issue a bid for two to four LACE SAR starting in CY15 – CY16
Opportunities for oil and gas and SAR in the Falkland Islands starting in CY15 – CY16

15 Financial discussion Jonathan Baliff, SVP and CFO

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

$109.2
$100.7
$3.2
$1.8
$3.5
Q3 FY13 Operations Corporate and Other FX Changes Q3 FY14
Financial highlights Q3:
Adjusted EPS and adjusted EBITDAR summary
Q3 FY13 to Q3 FY14 adjusted EPS bridge
Q3 FY13 to Q3 FY14 adjusted EBITDAR bridge (in millions)
$1.17
$0.85
$0.01
$0.25
$0.08
Q3 FY13 Operations Corporate and Other FX Changes Q3 FY14
*  Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the quarter. See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended December 31, 2013.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

$278.0
$311.0
$33.0
$5.2
$5.2
YTD FY13 Operations Corporate and Other FX Changes YTD FY14
$2.77
$3.11
$0.33
$0.11
$0.10
YTD FY13 Operations Corporate and Other FX Changes YTD FY14
Financial highlights YTD:
Adjusted EPS and adjusted EBITDAR summary
YTD FY13 to YTD FY14 adjusted EPS bridge
YTD FY13 to YTD FY14 adjusted EBITDAR bridge (in millions)
*  Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the nine months ended December 31, 2013 and 2012.  See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended December 31, 2013.

Consolidated commercial aircraft
Large Aircraft Equivalent (LACE)*
350
300
250
200
150
100
50
0
290
279
264
261
248
159
153
149
158
162
FY10
FY11
FY12
FY13
YTD FY14

($ in millions)
LACE*
LACE rate*
170
160
150
140
$10
$8
$6
$4
$2
$0
6.49
7.15
7.89
8.35
8.97
159
153
149
158
162
FY10
FY11
FY12
FY13
YTD FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE and LACE rate continue to increase led by
new technology a/c and improved utilization/terms
FY14 average LACE guidance of 160 - 164 and average LACE rate guidance of $8.95 - $9.25 are reaffirmed
*  See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate a/c, aircraft held for sale, a/c construction in progress, and reimbursable revenue.

$ in millions
25
20
15
10
5
0
13.6
1.1
1.9
2.1
9.3
9.4
1.5
22.4
12.1
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14

✓

✓

✓

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Combination of revenue growth and capital efficiency
drives quarterly BVA improvement
* Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation for
Q3 FY14, Q2 FY14, Q3 FY13 and Q2 FY13 can be found in the appendix hereto.
Absolute BVA* Q3 FY12 – Q3 FY14
• Q3 FY14 BVA is positive $12.1M, an improvement of $2.8M over Q3 FY13
• YTD FY14 consolidated BVA is positive $36.0M, a $22.7M increase from YTD FY13
• Year-over-year change in BVA is driven by:
Margin improvement due to strong performance from Europe and West Africa
Benefit from FBH sale
Lider contributed $14.4M to the YTD BVA

300
250
200
150
100
50
0
$ in millions
195
163
151
115
231
194
267
203
137
FY10
FY11
FY12
FY13
YTD FY14
Comparable period
Full year

700
600
500
400
300
200
100
-
$ in millions
78
100
261
116
144
402
262
140
415
216
199
617
323
294
FY10
FY11
FY12
FY13
YTD FY14
Undrawn borrowing capacity
Cash

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA yields stronger liquidity for
growth . . .
Net cash provided by operating activities*
* See 10-Q for more information on cash flow
provided
by operating activities
Total liquidity
178

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

… with FY14 guidance reaffirmed
•
FY14 adjusted EPS guidance reaffirmed to $4.25 - $4.55,
excluding special items and a/c sales.  Other specific items include:
* Assuming FY14 revenue earned in same regions and same mix as in FY13
Long term adjusted EPS growth of 10 - 15% combined with a 20 - 30%
dividend payout policy reflects management’s commitment to deliver a more stable, growing and predictable total return for shareholders
Average LACE ~160 - 164 Interest expense ~ $30 - $35M
Average LACE rate ~ $8.95 - $9.25M Rent expense (a/c only) ~$85 - $90M
G & A expense (all inclusive) ~ $175 - $185M Tax rate* ~ 20 - 24%
Depreciation expense ~ $90 - $95M Adj. EPS guidance $4.25 - $4.55
FY14 guidance

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

5 Fleet
Types
Moving forward with Operational Excellence:
The efforts have been ongoing at Bristow since 2012
• Since February 2012, we have focused on an integrated company-wide project to move Bristow towards
Operational Excellence through standardization and simplification. Our first efforts include:
eFlight (Flight Operations Applications)
SAP (Business Management Applications) will replace a much older application (IFS)
Applications integrate with our clients and original equipment manufacturers
• These efforts are primarily meant to reduce risk and reinforce our long term 10-15% adjusted EPS growth through BVA and EPS accretion
• Significant business transformation work is also underway
Integrated operations planning
Inventory optimization
• Fleet rationalization and simplification:
Today In ~ 5 Years In ~ 10 Years
28 Fleet
Types
8 Fleet
Types

Conclusions
• Safety continues to be our #1 core value as we strive to achieve
Target Zero and participate in industry efforts to share best practices
• Revenue growth continues as clients turn to Bristow as their provider of choice due to our global reach, financial strength, and ongoing Operational Excellence performance
• Although the third quarter results were lower year-over-year and sequentially, some of this was expected, which is why we have confidence in annualized FY14 results within our guidance range
• Bristow Helicopters’ investment in Eastern Airways expands services in certain areas like the Shetland Islands and creates a more integrated logistics solution for our global clients

24 Appendix

Bristow
NABU
16%
EBU
41%
WASBU
21%
AUSBU
10%
OIBU
8%
BRS Academy
4% *
U.S. GoM – 65/7
Alaska – 14/2
Canada – 8/2
UK – 45/6
Norway – 18/4
Netherlands – 2/1
Nigeria – 46/6
Australia – 25/10
Mexico – 5/6
Brazil – 11/4
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia - 2/1
Tanzania – 3/1
Other – 7/4
Florida – 56/1
Louisiana – 13/1
Nevada – 3/1
U.K. – 3/1
Lider - 83
PAS - 43

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational chart - as of December 31, 2013
Business Unit
(% of Q3 FY14 operating revenue)
Corporate
Region
( # of a/c / # of Locations)
Joint Venture
(# of a/c)
Key
Operated Aircraft
Bristow owned and/or operated 345
aircraft as of December 31, 2013
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 126 aircraft
as of December 31, 2013
*   Includes corporate and other

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – medium and large
as of December 31, 2013
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 16-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$1.9 billion and leased fleet is ~$900 million
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 19 - 19 -
AW189 16 Twin Turbine - - - 17
EC175 16 Twin Turbine - - - 5
EC225 19 Twin Turbine 20 - 20 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 56 7 63 10
104 7 111 35
LACE 102
Medium Helicopters
AW139 12 Twin Turbine 14 2 16 4
Bell 212 12 Twin Turbine - 14 14 -
Bell 412 13 Twin Turbine 28 17 45 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 4 5 9 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D 12 Twin Turbine 2 - 2 8
100 72 172 12
LACE 48

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – small, training and fixed
as of December 31, 2013 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
AS350BB 4 Turbine - 2 2 -
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L Series 6 Turbine 19 6 25 -
Bell 407 6 Turbine 36 - 36 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 3 3 6 -
63 13 76 -
LACE 13
Training Helicopters
AS 355 5 Twin turbine 3 - 3 -
Bell 206B 4 Single Engine 12 - 12 -
Robinson R22 2 Piston 10 - 10 -
Robinson R44 4 Piston 5 - 5 -
Sikorsky 300CB/CBi 2 Piston 44 - 44 -
Fixed Wing 1 - 1 -
75 - 75 -
Fixed Wing 3 34 37 -
Total 345 126 471 47
TOTAL LACE (Large Aircraft Equivalent)* 162

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 81 a/c currently leased in our fleet, 52 are commercial (39 LACE) and 29 are training
• 39 LACE a/c represent approximately 24% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
30-35% of our LACE
Leased aircraft as of December 31, 2013
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases.
Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             1             21           22           22                  59              37%
WASBU -             1             1             2             2                     22              7%
NABU 4             13           3             20           11                  34              31%
AUSBU 2             2             4             8             6                     20              28%
OIBU -             -             - -             - 28              -
Total 6             17           29           52           39                  162            24%
*

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated fleet changes and aircraft sales for
Q3 FY14
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases.
Additionally, during Q3 FY14 we sold six aircraft for $72.4M, which we subsequently leased back.
Leased aircraft in consolidated fleet
Small Medium Large Training Total
EBU - 1 21 - 22
WASBU - 1 1 - 2
NABU 4 13 3 - 20
AUSBU 2 2 4 - 8
OIBU - - - - -
Academy - - - 29 29
Total 6 17 29 29 81
Q1 FY14 Q2 FY14 Q3 FY14 YTD
Fleet Count Beginning
351 353         350         351
Delivered
Large
3 2 4 9
Medium
2 3 3 8
Total Delivered
5 5 7 17
Removed
Sales
(4)            (4)            (11)          (19)
Other*
1             (4)            (1)            (4)
Total Removed
(3)            (8)            (12)          (23)
353 350         345         345
* Includes lease returns and commencements
Fleet changes
Held for sale aircraft in consolidated fleet
Small Medium Large Training Total
EBU - - 2 - 2
WASBU - 2 - - 2
NABU 11 - - - 11
AUSBU - - - - -
OIBU 1 3 - - 4
Academy - - - 2 2
Total 12 5 2 2 21
# of a/c Sold
Cash
received*
Q1 FY14 4                  2.0 $
Q2 FY14 4                  7.9
Q3 FY14 11                 14.3
Total 19                 24.2 $
* Amounts stated in millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Op revenue
1
LACE LACE rate
2,3
EBU $452 59 $10.30
WASBU 231 22 14.17
NABU 174 34 6.75
AUSBU 108 20 7.21
OIBU 95 28 4.58
Total $1,091 162 $8.97
Operating Revenue, LACE, and LACE rate by BU
as of December 31, 2013
Operating revenue, LACE and LACE rate by BU
4
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU 47 45 51 55 57 59 59
WASBU 22 22 20 21 21 21 22
NABU 30 31 39 37 37 33 34
AUSBU 18 17 17 19 19 19 20
OIBU 32 28 27 27 27 28 28
Consolidated 147 142 154 158 161 160 162
LACE
FY11 FY12 FY10
FY13 FY14

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE rate by BU
1) $ in millions
2) LACE rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated $6.31 $6.52 $6.49 $6.45 $6.70 $6.90 $6.90 $7.10 $7.30 $7.40 $7.43 $7.89
Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95 $10.30
WASBU 12.35 12.24 13.71 13.28 14.26 14.62 14.17
NABU 7.05 7.11 5.84 6.12 6.34 7.13 6.75
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74 7.21
OIBU 4.22 4.62 4.76 4.94 4.97 4.73 4.58
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97
LACE rate
1,2
FY10 FY11 FY12
FY13 FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of December 31, 2013
1) 22 large a/c  on order and 13 large a/c  on option are subject to the successful development and certification of the aircraft
2) One oil and gas  full SAR /c is under contract
ORDER BOOK¹
#
Helicopter
Class Delivery Date Location Contracted
1 Medium March 2014 OIBU 1 of 1
1 Medium March 2014 NABU
2 Large March 2014 EBU 1 of 2
3 Medium June 2014 OIBU 1 of 3
2 Large June 2014 AUSBU 1 of 2
1 Large June 2014 OIBU
1 Large June 2014 WASBU
6 Medium September 2014 WASBU
1 Medium September 2014 NABU
3 Large September 2014 EBU 2 of 3 2
1 Large September 2014 AUSBU 1 of 1
1 Large December 2014 EBU
1 Large March 2015 OIBU
1 Large March 2015 NABU 1 of 1
1 Large March 2015 AUSBU
1 Large March 2015 EBU
1 Large June 2015 EBU
1 Large June 2015 AUSBU
1 Large September 2015 NABU
1 Large December 2015 NABU
1 Large March 2016 EBU
2 Large March 2016 NABU
1 Large June 2016 NABU
1 Large June 2016 EBU
36 8 of 36
OPTIONS BOOK
#
Helicopter
Class Delivery Date
2 Medium March 2015
1 Large June 2015
3 Medium June 2015
3 Large September 2015
2 Medium September 2015
3 Large December 2015
2 Medium December 2015
2 Large March 2016
3 Medium March 2016
3 Large June 2016
3 Medium June 2016
4 Large September 2016
2 Medium September 2016
5 Large December 2016
1 Medium December 2016
3 Large March 2017
1 Medium March 2017
3 Large June 2017
1 Medium June 2017
3 Large September 2017
1 Medium September 2017
4 Large December 2017
1 Medium December 2017
1 Large March 2018
57

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of December 31, 2013
(continued)
#
Helicopter
Class Delivery Date Location Contracted
3 Large September 2014 EBU 3 of 3
2 Large March 2015 EBU 2 of 2
2 Large June 2015 EBU 2 of 2
2 Large September 2015 EBU 2 of 2
2 Large December 2015 EBU 2 of 2
11 11 of 11
UK SAR CONFIGURED ORDER BOOK

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue
FY11 FY12
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 29.8% 31.5% 34.6% 34.4% 32.7% 33.0% 31.4% 30.7% 36.1% 32.9%
WASBU 33.7% 36.9% 35.8% 34.3% 35.2% 29.5% 35.5% 37.2% 36.6% 35.0%
NABU 20.8% 25.8% 15.9% 8.5% 18.5% 14.3% 20.6% 14.8% 19.4% 17.3%
AUSBU 33.2% 26.1% 27.0% 31.1% 29.3% 20.2% 14.4% 23.5% 35.6% 24.3%
OIBU 18.3% 40.2% 37.4% 59.4% 39.3% 48.1% 19.1% 47.8% 42.9% 39.5%
Consolidated 23.8% 27.5% 25.9% 29.6% 26.7% 23.4% 24.0% 27.6% 31.2% 26.6%
FY13 FY14
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3
EBU 32.2% 34.6% 39.5% 38.3% 36.2% 30.3% 35.3% 35.3%
WASBU 31.9% 26.5% 35.0% 31.8% 31.5% 31.3% 30.4% 33.5%
NABU 23.2% 20.7% 29.1% 29.5% 25.7% 29.2% 31.0% 33.1%
AUSBU 27.0% 28.0% 27.3% 26.0% 27.1% 17.7% 21.0% 15.0%
OIBU 36.2% 44.2% 55.7% 51.6% 46.6% 67.4% 39.3% 33.2%
Consolidated 26.3% 26.1% 31.5% 29.4% 28.3% 28.5% 28.7% 27.0%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
Fiscal year ended,
3/31/2011 3/31/2012
($ in millions) Q1   Q2  Q3  Q4  Full Year Q1   Q2  Q3  Q4  Full Year
Net income $20.9 $38.8 $42.3 $31.2 $133.3 $21.2 $3.0 $26.5 $14.6 $65.2
Income tax expense 8.5 3.3 -11.8 7.1 7.1 6.6 -1.9 7.1 2.4 14.2
Interest expense 11.1 11.5 13.8 9.9 46.2 9.0 9.5 9.8 10.0 38.1
Gain on disposal of assets -1.7 -1.9 0.0 -5.1 -8.7 -1.4 1.6 2.9 28.6 31.7
Depreciation and amortization 19.3 21.0 21.3 27.7 89.4 22.7 25.4 22.7 25.3 96.1
Special items 0.0 0.0 -1.2 2.4 1.2 0.0 24.6 0.0 3.4 28.1
EBITDA Subtotal 58.1 72.7 64.4 73.3 268.5 58.1 62.1 68.9 84.3 273.4
Rental expense 6.6 6.1 8.7 7.7 29.2 9.0 9.1 12.8 15.1 46.0
Adjusted EBITDAR $64.7 $78.8 $73.1 $81.1 $297.7 $67.0 $71.2 $81.8 $99.5 $319.5
3/31/2013 3/31/2014
($ in millions) Q1   Q2  Q3  Q4  Full Year Q1   Q2  Q3
Net income $24.2 $30.4 $36.7 $40.4 $131.7 $26.9 $109.9 $19.0
Income tax expense 6.2 8.3 7.8 12.7 35.0 7.6 41.1 2.9
Interest expense 8.8 8.6 14.7 10.3 42.4 20.4 9.1 7.3
Gain on disposal of assets 5.3 1.3 -7.4 -7.2 -8.1 1.7 3.1 -4.0
Depreciation and amortization 21.4 23.3 24.9 26.7 96.3 22.8 23.9 23.7
Special items 2.2 -2.8 14.9 1.9 16.2 0.0 -101.8 23.5
EBITDA Subtotal 68.0 69.2 91.6 84.8 313.5 79.4 85.2 72.4
Rental expense 16.3 15.3 17.6 18.3 67.4 23.1 23.3 28.3
Adjusted EBITDAR $84.3 $84.5 $109.2 $103.0 $381.0 $102.5 $108.5 $100.7

80.00
75.00
70.00
65.00
60.00
55.00
50.00
45.00
40.00
35.00
76.47
67.71
47.90
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Book value of equity per share
Net asset FMV per share
Average stock price

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

37 Bristow stock price reflects improved operational performance and increasing shareholder returns Note: The net asset FMV per share does not include our UK SAR aircraft

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Net asset fair market value (FMV) per share
calculation as of December 31, 2013
(in millions)
(+) FMV of a/c 1,949 $
(+) FMV of leased a/c 873
(+) NBV of PPE w/o a/c 540
(+) Working capital 481
(-) LT debt (833)
(-) Leased imputed debt (394)
(-) Pension liability (125)
Net asset FMV 2,492 $
# of common shares 37
Net asset FMV per share 67.71 $

Bristow Value Added (BVA)
Sample calculation for Q2 FY14 and Q2 FY13
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA = GCF - ( GOA X 10.5%** )
Bristow Value Added calculation for Q2 FY14
$22.4
= $109.2* - ( $3,309* X 2.625%**)
Bristow Value Added calculation for Q2 FY13
$2.1
= $78.8* - ( $2,922* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow Value Added (BVA)
Sample calculation for Q3 FY14 and Q3 FY13
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA = GCF - ( GOA X 10.5%** )
Bristow Value Added calculation for Q3 FY14
$12.1
= $100.8* - ( $3,378* X 2.625%**)
Bristow Value Added calculation for Q3 FY13
$9.3
= $95.1* - ( $3,269* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

(in millions)

Gross cash flow reconciliation	Q2 FY13	Q3 FY13	Q2 FY14	Q3 FY14
Net Income	$29.7	$36.4	$110.6	$18.9
Depreciation and amortization	23.3	24.9	23.9	23.7
Interest expense	8.6	14.7	9.1	7.3
Interest income	(0.3)	(0.1)	(0.8)	(0.4)
Rent	15.3	17.6	23.3	28.3
Other income/expense-net	0.2	15.0	(105.4)	0.7
Gain/loss on asset sale	1.3	(7.4)	3.1	(4.0)
Special items	0.0	0.0	2.9	4.2
Tax effect from special items	0.3	(2.6)	34.7	(4.0)
Earnings (losses) from unconsolidated affiliates, net	(7.0)	(8.9)	(3.1)	15.9
Non-controlling interests	0.8	0.3	(0.7)	0.1
Gross cash flow (before Lider)	**$72.2**	**$89.9**	**$97.6**	**$90.7**
Gross cash flow - Lider proportional	6.6	5.1	11.6	10.2
Gross cash flow after Lider	**$78.8**	**$95.1**	**$109.2**	**$100.8**

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

41 Gross cash flow reconciliation

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted gross operating assets reconciliation
(in millions)
Adjusted gross operating assets reconciliation Q2 FY13 Q3 FY13 Q2 FY14 Q3 FY14
Total assets $2,785 $3,051 $3,166 $3,277
Accumulated depreciation 464                    480                    518                    530
Capitalized operating leases 225                    244                    373                    419
Cash and cash equivalents (348)                 (232)                 (314)                 (323)
Investment in unconsolidated entities (215)                 (267)                 (272)                 (255)
Goodwill (30)                    (30)                    (30)                    (30)
Intangibles (4)                       (4)                       (2)                       (2)
Assets held for sale: net (20)                    (15)                    (27)                    (22)
Assets held for sale: gross 83                      76                      56                      48
Adj. for gains and losses on assets sales 120                    108                    (8)                       (5)
Accounts payable (56)                    (63)                    (70)                    (60)
Accrued maintenance and repairs (19)                    (18)                    (17)                    (17)
Other accrued taxes (8)                       (8)                       (10)                    (8)
Accrued wages, benefits and related taxes (45)                    (51)                    (49)                    (67)
Other accrued liabilities (27)                    (27)                    (24)                    (145)
Income taxes payable (13)                    (13)                    (33)                    (20)
Deferred revenue (13)                    (20)                    (21)                    (23)
ST deferred taxes (15)                    (12)                    (2)                       (2)
LT deferred taxes (144)                 (147)                 (155)                 (146)
Adjusted gross operating assets before Lider $2,723 $3,053 $3,079 $3,150
Adjusted gross operating assets-Lider proportional 199                    216                    230                    228
Adjusted gross operating assets after Lider $2,922 $3,269 $3,309 $3,378

Three Months Ended December 31,		Nine Months Ended December 31,	
	2013	2012	2013	2012
	(In thousands, except per share amounts)			
Adjusted operating income	$ 49,056	$ 66,724	$ 165,293	$ 160,000
Gain (loss) on disposal of assets	3,982	7,396	(803)	819
Special items [1]	(23,536)	—	(24,934)	622
Operating income	$ 29,502	$ 74,120	$ 139,556	$ 161,441
Adjusted EBITDAR	$ 100,677	$ 109,223	$ 310,968	$ 277,950
Gain (loss) on disposal of assets	3,982	7,396	(803)	819
Special items [1]	(23,536)	(14,932)	78,990	(14,310)
Depreciation and amortization	(23,655)	(24,867)	(70,332)	(69,560)
Rent expense	(28,255)	(17,604)	(74,630)	(49,160)
Interest expense	(7,253)	(14,742)	(36,701)	(32,113)
Provision for income taxes	(2,946)	(7,788)	(51,682)	(22,310)
Net income	$ 19,014	$ 36,686	$ 155,810	$ 91,316
Adjusted net income	$ 31,331	$ 42,632	$ 113,891	$ 101,304
Gain (loss) on disposal of assets [n]	3,146	6,101	(634)	658
Special items [1] [n]	(15,550)	(12,341)	43,162	(12,240)
Net income attributable to Bristow Group	$ 18,927	$ 36,392	$ 156,419	$ 89,722
Adjusted diluted earnings per share	$ 0.85	$ 1.17	$ 3.11	$ 2.77
Gain (loss) on disposal of assets [n]	0.09	0.17	(0.02)	0.02
Special items [1] [n]	(0.42)	(0.34)	1.18	(0.33)
Diluted earnings per share	0.51	1.00	4.28	2.45

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAAP reconciliation
(i)  See information about special items in 10-Q or earnings release for Q3 FY14
(ii) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of December 31, 2013 $                                  841.6 $             1,762.9 $       2,604.5 32.3%
Adjust for:
Unfunded Pension Liability 125.0 125.0
NPV of Lease Obligations 393.6 393.6
Letters of credit 2.4 2.4
Adjusted $                               1,362.6 (d) $             1,762.9 $       3,125.5 43.6%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2014 $                                  414.0 (e)
= (d) / (e) 3.29:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

45 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us